                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant

Check the appropriate box:

|_|  Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|x|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to ss. 240.14a-12

                            J. L. HALSEY CORPORATION
                            ------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:

     (5)   Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:

     (2)   Form, Schedule or Registration Statement No.:

     (3)   Filing Party:

     (4)   Date Filed:

                            J. L. HALSEY CORPORATION
                       2325-B RENAISSANCE DRIVE, SUITE 21
                             LAS VEGAS, NEVADA 89119


                                                                January 24, 2003

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of
J. L. Halsey Corporation (the "Company") to be held on Monday, February 24, 2003, at 8:30 a.m., local time, at the Andover Inn, 4 Chapel Avenue, Andover, Massachusetts 01810. Please find enclosed a notice to stockholders, a Proxy Statement describing the business to be transacted at the meeting, a Form of Proxy for use in voting at the meeting and an Annual Report for J. L. Halsey Corporation.

     At the Annual Meeting, you will be asked:

          o    to elect two directors of the Company; and

          o to act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     We hope that you will be able to attend the Annual Meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Even if you do not plan to attend, please complete, sign, date and return the enclosed Proxy as promptly as possible. It is important that your shares be represented at the meeting.

                                            Very truly yours,

                                            /s/ David R. Burt
                                            -----------------
                                            David R. Burt
                                            Chief Executive Officer, President,
                                            Secretary and Treasurer


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to complete, sign, date and return, in the enclosed postage paid envelope, the enclosed Proxy as promptly as possible. Returning your Proxy will help the Company assure that a quorum will be present at the meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the meeting may vote in person even if he or she has returned the Proxy.
--------------------------------------------------------------------------------

                            J. L. HALSEY CORPORATION
                       2325-B RENAISSANCE DRIVE, SUITE 21
                             LAS VEGAS, NEVADA 89119

                                  ------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD MONDAY, FEBRUARY 24, 2003

                                  ------------


PLEASE TAKE NOTICE THAT the Annual Meeting of Stockholders (the "Annual Meeting") of J. L. Halsey Corporation, a Delaware corporation (the "Company"), will be held on Monday, February 24, 2003 at 8:30 a.m., local time, at the Andover Inn, 4 Chapel Avenue, Andover, Massachusetts 01810, to consider and vote on the following matters:

     (1) Election of two Class I directors of the Company, to serve until the Annual Meeting of the Company's Stockholders in 2005 and until their respective successors are elected and qualified or until their earlier death, resignation or removal from office; and

     (2) Such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

     The close of business on Thursday, January 9, 2003 (the "Record Date"), has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Only holders of record of the Common Stock, at the close of business on the Record Date, are entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours for the ten days preceding the Annual Meeting at the Company's offices at the address on this notice and at the Annual Meeting.

     Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed Proxy as promptly as possible. You may revoke your Proxy before the Annual Meeting as described in the Proxy Statement under the heading "Solicitation and Revocability of Proxies."

                                   By Order of the Board of Directors,

                                   /s/ David R. Burt
                                   -----------------
                                   David R. Burt
                                   CHIEF EXECUTIVE OFFICER, PRESIDENT,
                                   SECRETARY AND TREASURER
Las Vegas, Nevada

                            J. L. HALSEY CORPORATION
                       2325-B RENAISSANCE DRIVE, SUITE 21
                             LAS VEGAS, NEVADA 89119
                                 (702) 968-5205

                                 PROXY STATEMENT

                                   -----------

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The Board of Directors of J. L. Halsey Corporation requests your proxy for use at the Annual Meeting of Stockholders to be held on Monday, February 24, 2003, at 8:30 a.m., local time, at the Andover Inn, 4 Chapel Avenue, Andover, Massachusetts 01810, and at any adjournment or postponement thereof. By signing and returning the enclosed Proxy, you authorize the persons named on the Proxy to represent you and to vote your shares at the Annual Meeting. This Proxy Statement and the Form of Proxy were first mailed to stockholders of the Company on or about Friday, January 24, 2003.

     This solicitation of proxies is made by the Board of Directors of the Company and will be conducted primarily by mail. Officers, directors and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of electronic, wire or facsimile communication. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Common Stock that those companies hold of record. The costs of the solicitation, including reimbursement of such forwarding expenses, will be paid by the Company.

     If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares can be voted only if you have returned a properly signed Proxy or are represented by another Proxy. You may revoke your Proxy at any time before it is exercised at the Annual Meeting by
(a) signing and submitting a later-dated Proxy to the Secretary of the Company,
(b) delivering written notice of revocation of the Proxy to the Secretary of the Company, or (c) voting in person at the Annual Meeting. In the absence of any such revocation, shares represented by the persons named on the Proxies will be voted at the Annual Meeting.

                                VOTING AND QUORUM

     The only outstanding voting securities of the Company are shares of Common Stock. As of the close of business on the Record Date, there were 82,214,280 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting.

     Each outstanding share of Common Stock is entitled to one vote. The presence, in person or by proxy, of a majority of the shares of Common Stock issued and outstanding and entitled to vote as of the Record Date shall constitute a quorum at the Annual Meeting. If a quorum shall not be present, in person or by proxy, at the Annual Meeting or any adjournment thereof, the chairman of the meeting or the holders of a majority of the Common Stock entitled to vote who are present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time without notice, other than an announcement at the Annual Meeting (unless the Board of Directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum is present. At any such adjourned meeting at which a quorum is present, in person or by proxy, any business may be transacted that may have been transacted at the Annual Meeting had a quorum originally been present; provided that, if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting. Abstentions and broker non-votes will count in determining if a quorum is present at the Annual Meeting. A broker non-vote occurs if a broker or other nominee attending the meeting in person or submitting a proxy does not have discretionary authority and has not received voting instructions with respect to a particular item.

                   PROPOSAL ONE--ELECTION OF CLASS I DIRECTORS

     The Board of Directors has designated Messrs. Andrew Richard Blair and Nicolas De Santis Cuadra as nominees for election as Class I directors of the Company at the Annual Meeting (the "Nominees"). Mr. Blair was appointed by the Board of Directors to serve as a Class I director on November 12, 2002 following the resignation from the board of Messrs. John H. Foster, the Company's former Chairman, and Timothy E. Foster. Mr. De Santis was appointed by the Board of Directors to fill the remaining Class I vacancy as of January 16, 2003. If elected, Messrs. Blair and De Santis will serve until the expiration of their term at the 2005 Annual Meeting of the Company's Stockholders and until their respective successors are elected and qualified or until their earlier deaths, resignations or removal from office. For information about the Nominees, see "Directors."

     The Board of Directors has no reason to believe that the Nominees will be unable or unwilling to serve if elected. If either Nominee becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors.

REQUIRED VOTE AND RECOMMENDATION

     The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, under Delaware law and the Company's Certificate of Incorporation and Bylaws, abstentions and broker non-votes will not have any effect on the election of a particular director. Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the Nominees.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES.

                                    DIRECTORS

     The following tables set forth certain information regarding the Nominees and the other Directors and executive officers of the Company:

                                                                                             ANNUAL MEETING
                                                                                             AT WHICH TERM
            NAME OF NOMINEE                AGE                    TITLE                          ENDS
     -------------------------------    ----------    -----------------------------------   ----------------
     Andrew Richard Blair.......           69         Class I Director                           2002
     Nicolas De Santis Cuadra...           36         Class I Director                           2002

     ANDREW RICHARD BLAIR has been a director of the Company since November 12, 2002. He is a founder of Freimark Blair & Company, Inc., a broker-dealer research boutique. Mr. Blair has served as the President, Chief Executive Officer, Chief Financial Officer and as a director of Friermark Blair since January 1983.

     NICOLAS DE SANTIS CUADRA has been a director of the Company since January 16, 2003. Mr. De Santis has served since January 2003 as the chief executive officer of London-based Twelve Stars Communications, an international brand business consulting firm which Mr. De Santis founded in 1994. He previously served as the chief executive officer of Twelve Star from 1994 until December 1998. From December 2000 until January 2003, Mr. De Santis served as the marketing director of OPODO Ltd., an online travel portal owned by several European-based airlines. From January 1999 until December 2000 Mr. De Santis served as senior vice president and chief marketing officer of Beenz.com, the internet currency. Mr. De Santis received a degree in economics from Kensington University of Los Angeles, California, in 1988.

                                                                                             ANNUAL MEETING
                                                                                              AT WHICH TERM
            NAME OF DIRECTOR               AGE                         TITLE                      ENDS
     -------------------------------    ----------    -------------------------------------  ----------------
     William T. Comfort, III....           36         Class III Director, Chairman of the         2004
                                                      Board of Directors
     David R. Burt..............           39         Chief Executive Officer, President,         2004
                                                      Secretary, Treasurer and Class III
                                                      Director
     Charles E. Finelli.........           38         Class II Director                           2003

     WILLIAM T. COMFORT, III has been a director of the Company since June 2002, and Chairman of the Board since November 12, 2002. He was a private equity investor with CVC Capital Partners, a leading private equity firm based in London, England, from 1995 until 2000. He now serves as a consultant to Citicorp Venture Capital. Mr. Comfort has served as a member of the board of Ergo Science Corporation, a Delaware corporation, since January 2001, and has served on the boards of directors of other public and private companies. Mr. Comfort received his J.D. and L.L.M. in tax from New York University School of Law.

     DAVID R. BURT has been our Chief Executive Officer, President and Secretary since May 4, 2000, and Treasurer since January 14, 2002, and a director since June 7, 2000. Mr. Burt is also President, Chief Executive Officer, Secretary, and a director of Ergo Science Corporation, a biopharmaceutical company. He joined Ergo Science Corporation as Vice President, Corporate Development, in March 1993, was appointed Secretary in March 1997, and in March 1999 was appointed President, Chief Executive Officer and director.

     CHARLES E. FINELLI has been a director since August 18, 2000. An attorney, Mr. Finelli has been in private practice for six years specializing in litigation. He is a graduate of the University of Arkansas School of Law.

DIRECTOR COMPENSATION

     The Company provides each non-employee director with an annual retainer of $25,000. Each director receives a fee of $1,000 per meeting attended, plus out-of-pocket expenses. In addition, members of board committees receive a fee of $1,000, plus out-of-pocket expenses, for each non-telephonic committee meeting attended that is not scheduled in conjunction with a meeting of the full board, and a fee of $500, plus out-of-pocket expenses, for each non-telephonic committee meeting attended in conjunction with a meeting of the full board and for each telephonic meeting of any committee of the board. Executive officers of the Company do not receive additional compensation for serving on the board of directors.

TERM OF OFFICE

     The Company's Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Directors serve for staggered terms of three years each. Messrs. Blair and De Santis currently serve as Class I directors, whose terms expire at this Annual Meeting. Mr. Finelli currently serves as a Class II director whose term expires at the Annual Meeting of Stockholders following the 2003 fiscal year, and Messrs. Burt and Comfort currently serve as Class III directors whose terms expire at the Annual Meeting of Stockholders following the 2004 fiscal year. There is currently one vacancy on the Board of Directors resulting from the resignation of Mr. Stephen O'Neil, effective as of January 21, 2003. Mr. O'Neil served as a Class II director.

                      MEETINGS AND COMMITTEES OF DIRECTORS

     The Board of Directors held five meetings during the fiscal year ended June 30, 2002. No director attended fewer than 80% of the total number of meetings of the Board of Directors.

     The Board of Directors has two standing committees, a Compensation Committee and an Audit Committee. The members of the Compensation Committee are William T. Comfort, III, who serves as chairman, and Charles Finelli. During the fiscal year ended June 30, 2002, the Compensation Committee consisted of Messrs. Stephen E. O'Neil, John H. Foster and Charles Finelli. Messrs. O'Neil and Foster have resigned as directors of the Company. The Compensation Committee determines the compensation of senior management, administers our stock option and other benefit plans and determines the persons who are to receive options and the number of shares subject to each option. The Compensation Committee met once during the fiscal year ended June 30, 2002. See "Compensation Committee Report on Executive Compensation" included in this proxy statement/prospectus for additional information.

     The members of the Audit Committee are Andrew Richard Blair, who serves as chairman, Nicolas De Santis Cuadra and Charles Finelli. During the fiscal year ended June 30, 2002, the Audit Committee consisted of Messrs. Stephen O'Neil, Timothy Foster and Charles Finelli. The Audit Committee acts as a liaison between the board and the independent accountants and annually recommends to the Board the appointment of the independent accountants. The Audit Committee reviews, with the independent accountants, the planning and scope of the audits of the financial statements, the results of those audits and the adequacy of internal accounting controls and monitors the Company's compliance programs and other corporate and financial policies. The Audit Committee met once during the fiscal year ended June 30, 2002. All members of the Audit Committee are "independent directors" as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. Additional information regarding the functions performed by the Audit Committee and its membership is set forth in the "Audit Committee Report."

                               EXECUTIVE OFFICERS

     The following table sets forth information regarding David R. Burt, the Company's sole Executive Officer:

Name                                  Age                               Title
----                                  ---   ------------------------------------------------------------
David R. Burt.......................  39    Chief Executive Officer, President, Secretary, Treasurer and
                                                 Class III Director

     Mr. Burt was appointed by the Board of Directors of the Company to serve in such capacities until his successor has been duly appointed and qualified, or until his earlier death, resignation or removal from office. Biographical information on Mr. Burt is set forth previously in this Proxy Statement. See "Directors."

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information for the fiscal years ended June 30, 2000, 2001 and 2002 concerning the compensation of the Company's Chief Executive Officer and certain other executive officers. These individuals are referred to in this Proxy Statement as "Named Executive Officers."

                                        SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                     ANNUAL COMPENSATION       COMPENSATION
                                                     -------------------       ------------
                                                                                 SECURITIES
NAME AND                                                                         UNDERLYING          ALL OTHER
PRINCIPAL POSITION                        YEAR      SALARY($)    BONUS($)      OPTIONS (#)(1)      COMPENSATION ($)
------------------                     ----------   --------    ---------    ------------------  -----------------
David R. Burt........................    2002        250,000      267,598             --                  --
  Chief Executive Officer,               2001        250,000      272,000             --              119,065(2)
   President, Secretary, Treasurer       2000         44,231        --                --                  --
   and Director

James T. Walmsley (3)................    2002        107,699      164,128             --               164,128
  Vice President                         2001        200,012      467,190             --                  --
                                         2000        189,009    1,305,604             --                  --

-------------

(1)  The option plans of the Company were terminated effective January 16, 2002.
(2) This amount represents the income for tax purposes reflected by a note payable to Mr. Burt.
(3) The Company currently is in litigation with respect to certain payments made to Mr. Walmsley.

                        OPTION GRANTS IN LAST FISCAL YEAR

     No options were granted to any Named Executive Officer during the fiscal year ended June 30, 2002. The option plans of the Company have been terminated effective January 16, 2002.

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

     No options were exercised during, and no options were held by any Named Executive Officer at the end of, the fiscal year ended June 30, 2002.

                              EMPLOYMENT AGREEMENTS

     Effective as of May 5, 2000, the Company entered into an employment agreement with David R. Burt, to serve as the Company's Chief Executive Officer. The term of the agreement continues through May 5, 2005, subject to certain extensions. Pursuant to the agreement, Mr. Burt receives an annual base salary of $250,000 and an annual performance bonus of not less than $20,000. The agreement requires Mr. Burt to devote at least 50% of his business time and attention to the performance of the duties and responsibilities of Chief Executive Officer, inasmuch as Mr. Burt also serves as president, chief executive officer and director of Ergo Science Corporation. Mr. Burt's agreement provides for additional bonuses as follows: 10% of the amount the Company collects on certain of the Company's delinquent receivables in excess of the amount booked for such receivables on the Company's balance sheet, subject to a specified cap; and 10% of the difference between the amount at which certain of the Company's liabilities are booked on the Company's balance sheet and the actual amounts the Company pays. As consideration for, among other things, his efforts in obtaining settlements on certain disputes in July 2000, the Company granted Mr. Burt a convertible promissory note in the principal amount of $60,000. Mr. Burt subsequently transferred the note to a family limited partnership controlled by him. On or about May 28, 2002, the family limited partnership converted $52,125 of principal on the note into 20,850,000 shares of Common Stock. The remaining $7,825 in principal and $9,500 in accrued interest were redeemed by the Company. On September 19, 2002, the family limited partnership granted William T. Comfort III, the Company's Chairman, an option to purchase 4,170,000 shares of Common Stock at $.04 per share. Mr. Comfort exercised such option on December 17, 2002. On

January 8, 2003, the family limited partnership sold another 4,170,000 shares of Common Stock to LDN Stuyvie Partnership, a limited partnership for which Mr. Comfort serves as the general partner. Mr. Burt's employment agreement provides him certain registration rights with respect to the shares of Common stock acquired upon conversion of the note.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Company during 2002 consisted of Messrs. Stephen O'Neil, Charles Finelli and John Foster, the Company's former Chairman. Messrs. O'Neil and Foster have resigned as directors of the Company. Mr. William
T. Comfort, III became a member of the Compensation Committee and its Chairman effective January 16, 2003. No executive officer of the Company serves as a member of the compensation committee or board of directors of another company of which an executive officer serves on the Compensation Committee of the Company.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION


         The Compensation Committee of the Board of Directors submits the following report with respect to our executive compensation program.

                     COMPENSATION PRINCIPLES AND PHILOSOPHY

     The Company has disposed of all of its operating segments. As a result, the Company's current activities consist of managing litigation against it, attempting to realize its remaining assets, general administrative matters and the preparation for potential acquisition of a business or other use of the assets.

     Because of this unique situation the Compensation Committee does not believe comparisons with other public companies would provide a fair basis for determining the salaries of the executives. The committee does believe, however, that the base salaries provided to the executives are appropriate under the circumstances and will provide incentive to the executives to fulfill the general goals set by the Board of Directors. The executives also may receive incentive compensation based on achievement of specific goals established by the Board of Directors or the Compensation Committee. No grants of stock options or similar stock-based awards were given to executives for fiscal year 2002.

                     COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Commensurate with Mr. Burt's duties as President, Chief Executive Officer and Secretary, Mr. Burt's annual base salary was $250,000. Mr. Burt also received a cash bonus of $267,598 for fiscal year 2002. Mr. Burt has not been granted any options to purchase shares of Common Stock. The following individuals were the members of the Compensation Committee during the fiscal year ended June 30, 2002.

     Stephen E. O'Neil, Chairman
     Charles E. Finelli
     Timothy E. Foster

     For the current members of the Compensation Committee, see "Meetings and Committees of Directors."

                                PERFORMANCE GRAPH

     The following performance graph compares the cumulative total stockholder return of the Company's Common Stock to the S&P 500 Composite Stock Index and the S&P Healthcare Index for the period from June 30, 1997 through June 30, 2002. The graph assumes that $100 was invested in each of the Company's Common Stock, the S&P 500 and the companies listed on the S&P Healthcare Index on June 30, 1997 and that any dividends were reinvested.

------------------ ------------------- ---------------- ------------------------
                       J. L. Halsey        S&P 500           S&P Healthcare
                       ------------        -------           --------------
------------------ ------------------- ---------------- ------------------------

------------------ ------------------- ---------------- ------------------------
       6/97               $100              $100                  $100
------------------ ------------------- ---------------- ------------------------
       6/98                $84              $128                  $136
------------------ ------------------- ---------------- ------------------------
       6/99                $11              $155                  $150
------------------ ------------------- ---------------- ------------------------
       6/00(1)              $0              $164                  $168
------------------ ------------------- ---------------- ------------------------
       6/01                 $0              $138                  $155
------------------ ------------------- ---------------- ------------------------
       6/02                 $1               $87                   $98
------------------ ------------------- ---------------- ------------------------



                              [PERFORMANCE GRAPH]



(1) The Company completed the sale of all its operating assets in November 1999, and therefore no longer conducts business in the healthcare industry.

                             AUDIT COMMITTEE REPORT

     The Audit Committee's purpose is to assist the Board of Directors in its oversight of internal controls, financial statements and the audit process. The committee operates pursuant to a charter adopted by the Board of Directors.

     Management is responsible for the preparation, presentation and integrity of the financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the fiscal year ended June 30, 2002, PricewaterhouseCoopers LLP, were responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

     In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect. The Audit Committee has also considered whether the performance of other non-audit services by the independent auditors is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

     Based on the reports and discussions described in this report, and subject to the limitations on the roles and responsibilities of the committee referred to below and in the charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2002, for filing with the Securities and Exchange Commission.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in auditor independence standards. Members of the committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that PricewaterhouseCoopers LLP is in fact independent. The following individuals were the members of the Audit Committee during the fiscal year ended June 30, 2002

     Stephen E. O'Neil, Chairman
     Charles E. Finelli
     John H. Foster

           For the current members of the Audit Committee, see "Meetings and Committees of Directors."

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee has selected PricewaterhouseCoopers LLP as the independent accountants of the Company for fiscal year ending June 30, 2003. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Annual Meeting.


                                   AUDIT FEES

     Following are the fees billed by PricewaterhouseCoopers LLP, the Company's independent accountants for the fiscal year ended June 30, 2002, for professional services rendered to the Company:

     Audit Fees for the audit of the Company's financial statements for the year ended June 30, 2002 and the review of
       the Company's financial statements included in the Company's
       Quarterly Reports on Form 10-Q for the quarters ended
       September 30, 2001, December 31, 2001 and March 31, 2002         $135,900
     Financial Information Systems Design and Implementation Fees              0
     All Other Fees                                                       14,603
                                                                     -----------
                  Total                                                 $150,503

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On or about May 28, 2002, a family limited partnership controlled by David Burt, our Chief Executive Officer, converted $52,125 of the $60,000 note originally issued to Mr. Burt in September 2000 for 20,850,000 shares of Common Stock. The remaining $7,875 of principal and $9,500 of interest accrued on the note was redeemed by the Company at the time of the conversion. On September 19, 2002, the family limited partnership granted to William T. Comfort III, the Company's Chairman, an option to purchase 4,170,000 shares of the Common Stock at $.04 per share. Mr. Comfort exercised such option as of December 17, 2002. On January 8, 2003 the family limited partnership sold another 4,170,000 shares of Common Stock to LDN Stuyvie Partnership, a limited partnership for which Mr. Comfort serves as the general partner.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
                         AND RELATED STOCKHOLDER MATTERS

     The following table sets forth information with respect to the beneficial ownership of the Common Stock as of the Record Date by:

     o each stockholder known by the Company to beneficially own more than five percent of the Common Stock;

     o    each of the Company's directors;

     o    each of the Company's named executive officers; and

     o    all directors and executive officers as a group.

     The Company has determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated, the persons included in this table have sole voting and investment power with respect to all the shares of Common Stock beneficially owned by them, subject to applicable community property laws. The number of shares beneficially owned by a person includes shares of Common Stock that are subject to stock options or warrants that are either currently exercisable or exercisable within 60 days after the Record Date. These shares are also deemed outstanding for the purpose of computing the percentage of outstanding shares owned by the person. These shares are not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person.

                                                                AMOUNT AND NATURE OF         PERCENTAGE OF
                NAME OF BENEFICIAL OWNER (A)                    BENEFICIAL OWNERSHIP      OUTSTANDING SHARES
----------------------------------------------------------     ----------------------    --------------------

LDN Stuyvie Partnership................................             15,216,955 (b)                 18.5%
William T. Comfort III.................................             19,386,955 (c)                 23.6%
David R. Burt..........................................             12,510,000 (d)                 15.2%
Stephen E. O'Neil......................................                    100                      *
Charles E. Finelli.....................................                610,000                      *
Andrew Richard Blair...................................                     --                     --
Nicolas De Santis Cuadra...............................                     --                     --
Directors and Officers as a group (5 persons)..........             32,507,055                     39.5%

------------------------------------

*    Represents beneficial ownership of less than 1%.

(a) Information as to the interests of the directors and officers has been furnished in part by them. The inclusion of information concerning shares held by or for their spouses or children or by corporations or other entities in which they have an interest does not constitute an admission by such persons of beneficial ownership thereof. Unless otherwise indicated, the address of each director and officer listed is 2325-B Renaissance Drive, Suite 21, Las Vegas, Nevada 89119. Unless otherwise indicated, all persons have sole voting and dispositive power as to all shares they are shown as owning.

(b) LDN Stuyvie Partnership is a limited partnership, the sole general partner of which is William T. Comfort III, the Company's Chairman of the Board. The address of LDN Stuyvie Partnership is 30 Cheyne Walk, SWE 5HH London, UNITED KINGDOM.

(c) Includes the shares held by LDN Stuyvie Partnership, of which Mr. Comfort is the sole general partner.

(d) Consists entirely of shares held by a family limited partnership, the general partner of which is controlled by Mr. Burt.

                         SECTION 16 BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers and holders of more than 10% of its shares of Common Stock to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership of shares of Common Stock and reports of changes in such ownership. The Commission's rules require such persons to furnish the Company with copies of all Section 16(a) reports that they file. Based on a review of these reports and on written representations from the reporting persons that no other reports were required, the Company believes that the applicable Section 16(a) reporting requirements were complied with for all transactions which occurred in 2002, except that three reports covering one transaction each were filed late by Texas Addison Limited Partnership and Texas Barrington LLC, two reports covering one transaction each were filed late by David R. Burt and one report covering six transactions was filed late by Charles E. Finelli. In addition, the report required with respect to the election of William T. Comfort III to the board was filed late as a result of a mistake by a Company representative. To the Company's knowledge no such late report related to any transaction resulting in short-swing trade liability under Section 16 of the Securities Act of 1933 for the reporting person to which such report applied.

                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     The Company currently expects to hold its next annual meeting on or about December 2, 2003. Accordingly, any stockholders who desire to submit a proposal for action at the next annual meeting of stockholders, and wishes to have such proposal (a "Rule 14a-8 Proposal") included in the proxy materials, must submit the Rule 14a-8 Proposal to us at our principal executive offices no later than the close of business on August 3, 2003, unless we notify the stockholders otherwise. Only those Rule 14a-8 Proposals that are timely received by us and are proper for stockholder action (and otherwise proper) will be included in our proxy materials.

     Any of our stockholders who desire to submit a proposal for action at the next annual meeting of stockholders, but does not wish to have such proposal (a "Non-Rule 14a-8 Proposal") included in our proxy materials, must submit such Non-Rule 14a-8 Proposal to us at our principal executive offices no later than the close of business on September 2, 2003, unless we notify the stockholders otherwise. If a non-Rule 14a-8 Proposal is not received by us on or before the close of business on September 2, 2003, then we intend to exercise our discretionary voting authority with respect to such Non-Rule 14a-8 Proposal. "Discretionary voting authority" is the ability to vote proxies that stockholders have executed and returned to us, on matters not specifically reflected in our proxy materials, and on which stockholders have not had an opportunity to vote by proxy.

     Stockholders desiring to propose action at the annual meeting of stockholders must also comply with Article III of our bylaws. Under Article III, a stockholder must submit to us, not less than 60 days nor greater than 90 days prior to the first anniversary of the preceding year's annual meeting or, in the event that the date of the meeting is changed by more than 30 days from the anniversary of the preceding year's annual meeting, no later than the close of business on the tenth business day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made, a written notice setting forth (a) a brief description of the business desired to be brought before the meeting and the business reasons for conducting such business at the meeting, (b) the name and address, as they appear on our books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the number of shares of common stock which are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal is made, and (d) any material interest of such stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business. The person presiding at the annual meeting will determine whether business is properly brought before the meeting and will not permit the consideration of any business not properly brought before the meeting. Only those proposals meeting the requirements of Article III of the bylaws will be presented at the meeting, even if the requirements for a 14a-8 Proposal have been met.

     Written requests for inclusion of any stockholder proposal should be addressed to Corporate Secretary, J. L. Halsey Corporation, 2325-B Renaissance Drive, Suite 21, Las Vegas, Nevada 89119. The Company suggests that any such proposal be sent by certified mail, return receipt requested.

     The Board of Directors will consider any nominee recommended by stockholders for election at the annual meeting of the stockholders to be held for 2003 if that nomination is submitted in writing, in accordance with our Bylaws, to Corporate Secretary, J. L. Halsey Corporation, 2325-B Renaissance Drive, Suite 21, Las Vegas, Nevada 89119.

     It is important that proxies be returned promptly. Whether or not you expect to attend the meeting in person, you are urged to complete, sign, date and return the proxy in the enclosed postage-paid, addressed envelope.

ANNUAL REPORT

     The Company's Annual Report to stockholders (consisting of the annual report on Form 10-K and amendments No. 1 and No. 2 thereto on Form 10-K/A) for the fiscal year ended June 30, 2002 and quarterly report on Form 10-Q for the quarter ended September 30, 2002, including financial statements, are being mailed herewith to all stockholders entitled to vote at the Annual Meeting. The Annual Report does not constitute a part of the proxy solicitation material.

                                    By Order of the Board of Directors,

                                    /s/ David R. Burt
                                    -----------------
                                    David R. Burt
                                    Chief Executive Officer, President,
                                    Secretary and Treasurer

                                      PROXY
                      THIS PROXY IS SOLICITED ON BEHALF OF
               THE BOARD OF DIRECTORS OF J. L. HALSEY CORPORATION
        FOR THE FEBRUARY 24, 2003 ANNUAL MEETING OF STOCKHOLDERS AND ANY
                   POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

     The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of the Stockholders of J. L. Halsey Corporation ("Halsey") to be held on February 24, 2003, and the associated proxy statement; (b) appoints William T. Comfort III and David R. Burt, or either of them, as proxy, each with the power to appoint a substitute; (c) authorizes the proxies to represent and vote, as designated below, all of the shares of common stock held of record by the undersigned at the close of business on January 9, 2003, at the Annual Meeting and at any postponement(s) or adjournment(s) thereof; and (d) revokes any proxies previously given.

     The board of directors recommends a vote FOR the following nominees to the board of directors to serve until the Annual Meeting of Stockholders following the 2005 fiscal year and until their respective successors shall be elected and qualified:

     (i)    Andrew Richard Blair

     (ii)   Nicolas De Santis Cuadra

     [ ] FOR EACH NOMINEE

     [ ] WITHHELD FROM EACH NOMINEE

     [ ] FOR EACH NOMINEE, EXCEPT AS NOTED ON THE LINE BELOW:

     ------------------------------------------------------------

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.

     PLEASE SIGN, DATE, AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED:

     Dated:                            , 2003
            ---------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     Signature(s) of Stockholders
            Joint owners should each sign. Signature(s) should correspond with the name(s) printed on your J. L. Halsey Corporation stock certificates. Attorneys, executors, administrators, and guardians should give full title.